UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 30, 2004

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On April 29, 2004, Seagate Technology announced that it will separate the roles of its Chairman and Chief Executive Officer. This change will include the planned succession of Bill Watkins, currently Seagate’s President and Chief Operating Officer, who will transition into the role of CEO and President on July 3, 2004, which is the beginning of Seagate’s fiscal year 2005. Steve Luczo, Seagate’s current Chairman and CEO, will continue to serve as Chairman of Seagate’s board of directors.

Additionally, on April 29, 2004, Seagate Technology announced that Gregorio Reyes and Lydia Marshall were named to Seagate Technology’s board of directors and David Bonderman, of the Texas Pacific Group, resigned his position on the Company’s board of directors, effective April 29, 2004.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 29, 2004, of Seagate Technology

99.2	Press Release, dated April 29, 2004, of Seagate Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: April 30, 2004	By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President, General Counsel and Secretary